Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT: Investor Relations

(713) 849-9911

ir@flotekind.com

Flotek Industries, Inc. Regains Full Compliance with New York Stock

Exchange Listing Standards, Scheduled to Ring NYSE Closing Bell on March 28, 2011

HOUSTON, March 28 /PRNewswire-FirstCall/ — Flotek Industries, Inc. (NYSE: FTK - News) (“Flotek” or the “Company”), a leading provider of a portfolio of innovative oilfield technologies including specialty chemicals, drilling products and artificial lift services, today announced it received notice from the New York Stock Exchange (“NYSE” or the “Exchange”) that the company has regained compliance with the NYSE’s quantitative continued listing standards. As of March 25, Flotek’s common stock closed at $8.28 per share, providing a market capitalization of over $356 million.

The notice stated that the decision came as a result of Flotek’s consistent, positive performance with respect to the original business plan submission, the previous cure of its share price noncompliance on May 31, 2009, and the achievement of compliance with the NYSE’s minimum market capitalization requirement over the past two quarterly review periods.

“Flotek is pleased to return to a listed company, in good standing, with the New York Stock Exchange,” said John Chisholm, Flotek’s Chairman and President. “We believe this achievement, ahead of the schedule under the original NYSE plan, is testament to the dedication and hard work of the entire Flotek team and a signal that the fundamentals of our company and the performance of our businesses continue to improve.”

In connection with Flotek’s re-emergence as a listed company, in good standing, at the NYSE, the Company’s management team, Board of Directors and key advisors will ring the closing bell at the NYSE on Monday, March 28, 2011. The closing bell ceremony can be seen by clicking on the icon on the Exchange homepage, www.nyse.com.

“We are delighted to be invited to ring the closing bell at one of the world’s most venerable icons of financial stability,” added Chisholm. “It is a privilege to be a listed company of the New York Stock Exchange, an institution that we believe represents credibility in the global financial markets, credibility which Flotek strives to maintain as a key tenet of our culture now and for years to come.”

About Flotek Industries, Inc.

Flotek is a global developer and distributor of a portfolio of innovative oilfield technologies including specialty chemicals and down-hole drilling and production equipment. It serves major and independent companies in the domestic and international oilfield service industry. Flotek Industries, Inc. is a publicly traded company headquartered in Houston, Texas, and its common shares are traded on the New York Stock Exchange under the ticker symbol “FTK.”

For additional information, please visit Flotek’s web site at www.flotekind.com.

Forward-Looking Statements:

Certain statements set forth in this Press Release constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Press Release.

Although forward-looking statements in this Press Release reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, demand for oil and natural gas drilling services in the areas and markets in which the Company operates, competition, obsolescence of products and services, the Company’s ability to obtain financing to support its operations, environmental and other casualty risks, and the impact of government regulation. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filings on Form 10-K (including without limitation in the “Risk Factors” Section), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Press Release. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Press Release.